UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2010
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 3, 2010, MakeMusic, Inc. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter of 2010. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
The information contained in this Current Report on Form 8-K, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:
99.1	Press release dated November 3, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 3, 2010

MAKEMUSIC, INC.
/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Financial Officer

EXHIBIT INDEX
MakeMusic, Inc.
Form 8-K Current Report

Exhibit
Number	Description
99.1	Press Release dated November 3, 2010